                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the Registrant [X]

     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:

     [X] Preliminary Proxy Statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))
     [ ] Definitive Proxy Statement

     [ ] Definitive Additional Materials

     [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             ANTEX BIOLOGICS INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

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     (2) Form, schedule or registration statement no.:

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     (3) Filing party:

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     (4) Date filed:

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
                              ANTEX BIOLOGICS INC.
                             300 PROFESSIONAL DRIVE
                            GAITHERSBURG, MD  20879

                  --------------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 18, 1997

                  --------------------------------------------


     The Annual Meeting of Stockholders of Antex Biologics Inc. (the "Company") will be held on Friday, April 18, 1997, at 10:00 a.m. at the Courtyard by Marriott, 805 Russell Avenue, Gaithersburg, Maryland, for the following purposes:

        1. To reelect Donald G. Stark to the Board of Directors to serve as a Class II director for a three-year term;

        2. To consider and take action on a proposal to approve an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock;

        3. To consider and take action on proposed amendments to the Antex Biologics Inc. Amended and Restated Stock Option Plan;

        4. To consider and take action on proposed amendments to the Antex Biologics Inc. 1992 Directors' Stock Option Plan;

        5. To ratify the appointment of Coopers & Lybrand L.L.P. as the independent public accountants to audit the Company's accounts for the fiscal year ending December 31, 1997; and

        6. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on February 19, 1997 as the record date for determining stockholders entitled to notice of and to vote at the meeting. A complete list of stockholders entitled to vote at the meeting will be open to examination by stockholders for any purpose germane to the meeting during normal business hours at the Company's offices at 300 Professional Drive, Gaithersburg, Maryland 20879.


                                        By Order of the Board of Directors



                                        GREGORY C. ZAKARIAN
                                        Secretary




March 5, 1997

     WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE TO ASSURE THE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

                              Antex Biologics Inc.
                             300 Professional Drive
                          Gaithersburg, Maryland 20879

                                PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS

                                   To be Held
                                 April 18, 1997

         This Proxy Statement is furnished to the stockholders of Antex Biologics Inc., a Delaware corporation ("Antex Biologics" or the "Company"), in connection with the solicitation by the Board of Directors of proxies for use at the Annual Meeting of Stockholders of the Company to be held on April 18, 1997, and any adjournment or adjournments thereof. A copy of the notice of meeting accompanies this Proxy Statement. It is anticipated that the mailing of this Proxy Statement and enclosed form of proxy will commence on or about March 5, 1997.

         Only stockholders of record at the close of business on February 19, 1997, the record date for the meeting, will be entitled to notice of and to vote at the meeting. On the record date, the Company had issued and outstanding 22,479,679 shares of common stock, which are the only securities of the Company entitled to vote at the meeting. Each outstanding share of common stock is entitled to one vote.

         A quorum for the meeting requires the presence in person or by proxy of the holders of a majority of the outstanding shares of common stock. Assuming a quorum is present, one director of the Company will be elected by a plurality of the votes cast by stockholders present or represented and entitled to vote at the meeting. The affirmative vote of the holders of at least a majority of the issued and outstanding shares of Common Stock is required for the approval of the amendment to the Certificate of Incorporation (the "Certificate Amendment"). The affirmative vote of the holders of at least a majority of the issued and outstanding shares of common stock present or represented and entitled to vote at the Annual Meeting is required for the approval of the proposed amendments to the Antex Biologics Inc. Amended and Restated Stock Option Plan (the "Stock Option Plan"), for the approval of the amendments to the Antex Biologics Inc. 1992 Directors' Stock Option Plan (the "Directors' Plan") and for the ratification of the appointment of auditors for the current fiscal year.

         Abstentions will have no effect on the outcome of the vote for the election of the director. In determining whether the Certificate Amendment has obtained the required number of affirmative votes, abstentions and shares held in "street name" by a broker or nominee who has indicated the absence of discretionary authority to vote such shares (a "broker non-vote") have the effect of a "no" vote. For purposes of a vote on each of the matters that requires for adoption the affirmative vote of a majority of the shares present or represented and entitled to vote, shares as to which a holder abstains from voting effectively constitute "no" votes since such shares nevertheless are considered present at the meeting and broker non-votes are not counted as shares entitled to vote on such matter.

         Stockholders who execute proxies may revoke them by giving written notice to the Secretary of the Company at any time before such proxies are voted. Attendance at the meeting will not have the effect of revoking a proxy unless the stockholder notifies the Secretary of the meeting in writing prior to the voting of the proxy.

         The Board of Directors does not know of any matter, other than those described herein, that is expected to be presented for consideration at the meeting. However, if other matters properly come before the meeting, the persons named in the accompanying proxy intend to vote the shares represented by such proxy on any such matter in accordance with their judgment. All proxies received pursuant to this solicitation will be voted except as to matters where authority to vote is specifically withheld and, where a choice is specified as to the proposal, they will be voted in accordance with such specification. If no instructions are given, the persons named in the enclosed proxy intend to vote for the nominee for reelection as a director as set forth below, for the approval of the Certificate Amendment, for the approval of the amendments to the Stock Option Plan, for the approval of the amendments to the Directors' Plan and for the ratification of Coopers & Lybrand L.L.P. as the independent public accountants to audit the Company's accounts for the fiscal year ending December 31, 1997.

         The Company will bear the cost of soliciting proxies, including the cost of mailing the proxy material, and will reimburse banks, brokers and other custodial nominees and fiduciaries for the costs of supplying the proxy material to beneficial owners of the common stock. The Company has retained MacKenzie Partners, Inc. ("MacKenzie") to assist in the solicitation of proxies. The Company has agreed to pay MacKenzie a fee not to exceed $5,000; to reimburse MacKenzie for their out-of-pocket expenses, estimated at no more than $15,000; and to indemnify MacKenzie against any losses, claims, damages, liabilities or expenses to which they may become subject arising from or in connection with their solicitation services. Directors, officers, and regular employees of the Company (who will not be specifically compensated for such service) also may solicit proxies in person or by telephone.

         The 1996 Annual Report to Stockholders is enclosed herewith. The Annual Report, which includes financial statements, does not form any part of the proxy solicitation materials.


                  VOTING SECURITIES AND PRINCIPAL STOCKHOLDERS

         The following table sets forth certain information as of February 19, 1997 regarding the beneficial ownership of the Company's common stock by (i) each person known to the Company to own beneficially more than 5% of the outstanding shares of common stock, (ii) each director of the Company, (iii) each executive officer of the Company named in the Summary Compensation Table, and (iv) all directors and executive officers of the Company as a group. The persons named in the table below have advised the Company that they have sole voting power and sole investment power with respect to all shares of common stock shown as beneficially owned by them, except as otherwise indicated.


                                                                           NUMBER                    PERCENTAGE
  NAME AND ADDRESS(1)                                                     OF SHARES                   OF CLASS
  ----------------                                                     ------------                ------------
V. M. Esposito, Ph.D.                                                   2,413,301(2)(3)(4)            9.72%

Charles J. Coulter                                                         36,219(5)                     *

Bruce E. Elmblad                                                           15,788(5)                     *

Donald G. Stark                                                            71,934(6)                     *

Gregory C. Zakarian                                                       550,000(7)                  2.39%

All directors and executive officers
 (6 persons in group)                                                   3,087,242(8)                 12.13%

----------------

*      less than 1%

(1)    The address of each person is 300 Professional Drive, Gaithersburg, MD
       20879.

(2) Includes 39,083 shares that are subject to an escrow arrangement entered into by certain of the Company's stockholders and optionholders in connection with the Company's initial public offering under which the shares are subject to forfeiture if certain income targets are not met (the "Escrow Arrangement").

(3) Includes 2,336,053 shares issuable upon the exercise of options that are immediately exercisable or that will become exercisable within 60 days after February 19, 1997 (of which 20,003 are subject to forfeiture in accordance with the terms of the Escrow Arrangement).

(4) Includes 20,000 shares owned by a trust of which Dr. Esposito's wife is sole trustee and as to which he disclaims beneficial ownership.

(5) Consists solely of shares issuable upon the exercise of options that are immediately exercisable or that will become exercisable within 60 days after February 19, 1997.

(6) Includes 36,219 shares issuable upon the exercise of options that are immediately exercisable or that will become exercisable within 60 days after February 19, 1997.

(7) Includes 545,000 shares issuable upon the exercise of options that are immediately exercisable or that will become exercisable within 60 days after February 19, 1997 (of which 6,666 are subject to forfeiture in accordance with the terms of the Escrow Arrangement).

(8) Includes 39,083 shares subject to forfeiture in accordance with the terms of the Escrow Arrangement and 2,969,279 shares issuable upon the exercise of options that are immediately exercisable or that will become exercisable within 60 days after February 19, 1997 (of which options 26,669 are subject to forfeiture in accordance with the terms of the Escrow Arrangement).



                                    ITEM 1.
                            ELECTION OF ONE DIRECTOR

       The Board of Directors of the Company is divided into three classes which are required to be as nearly equal in size as possible. Directors are elected for three-year terms. At the 1994 Annual Meeting, Donald G. Stark was reelected as a Class II director (term to expire at the 1997 Annual Meeting). At the 1995 Annual Meeting, V. M. Esposito, Ph.D. and Charles J. Coulter were reelected as Class III directors (terms to expire at the 1998 Annual Meeting). At the 1996 Annual Meeting, Bruce E. Elmblad was elected as a Class I director (term to expire at the 1999 Annual Meeting). At the 1997 Annual Meeting, the stockholders will elect one Class II director, whose term will extend until the 2000 Annual Meeting.

       The Board of Directors has nominated Donald G. Stark for reelection as a Class II director. Shares represented by all proxies received by the Board of Directors and not so marked as to withhold authority to vote for the nominee will be voted (unless the nominee is unable or unwilling to serve) for the election of the nominee as a Class II director. The Board of Directors knows of no reason why the nominee will be unable or unwilling to serve, but if such should be the case the persons named in the proxy will have the authority to vote the proxy for the election of a replacement nominee selected by the Board of Directors.


NOMINEE, CONTINUING DIRECTORS AND EXECUTIVE OFFICERS

       The names of the nominee for election as director, each continuing director, and each executive officer, and each such individual's age, positions and offices held with the Company, years of service as a director, if applicable, principal occupation and business experience during the past five years, and certain other directorships held is set forth below. The following descriptions are based on information provided by such persons.

       V. M. ESPOSITO, PH.D., age 56, has served as President, Chief Executive Officer and a director of the Company since May 1992. In July 1992, he was elected Chairman of the Board of Directors. From April 1987 until joining the Company, Dr. Esposito was the Founder and served as the President and Chief Executive Officer of Theracel Corporation, a privately-owned biotechnology company.

       CHARLES J. COULTER, age 71, has been a director of the Company since October 1992. Mr. Coulter was President of American Research and Development, a venture capital organization, from 1973 until his retirement in June 1992. Mr. Coulter is currently a director of a publicly-held company, Fusion Systems, Inc.

       BRUCE E. ELMBLAD, age 68, has been a director the Company since April 1995. Mr. Elmblad has been the President of Venture Investment Advisors, Inc., a venture capital organization, since November 1994. From April 1990 to October 1994 he was a Partner with SED Partners and the President of SEC Management Company,

Inc., two venture capital organizations. Mr. Elmblad is currently a director of two publicly-held companies, Martek Biosciences Corporation and PCD.

       DONALD G. STARK, age 70, has been a director of the Company since October 1992. From September 1987 until his retirement in September 1992, Mr. Stark served as the Vice Chairman of the Board of Nova Pharmaceutical Corporation.

       THERESA M. SMITH, ESQ., age 36, has served as Vice President, Corporate Development of the Company since September 30, 1996. From January 1995 to September 1996, Ms. Smith served as a patent attorney for the law firm of Armstrong, Westerman, Hattori, McLeland & Naughton. Previously, she was a patent attorney with the law firm of Pennie & Edmonds from August 1993 to January 1995. Prior to August 1993, she worked as a patent attorney in the legal department of The DuPont Merck Pharmaceutical Company.

       GREGORY C. ZAKARIAN, CPA, age 48, has served as Vice President, Administration, Chief Financial Officer and Treasurer of the Company since September 1992. He has served as Secretary of the Company since November 1993, and was Assistant Secretary of the Company from September 1992 until October 1993. Mr. Zakarian served as Director of Finance and Administration for Partnership for Democracy, a charitable organization, from 1991 until September 1992.

       The Compensation Committee of the Board of Directors reviews and makes recommendations to the Board on matters relating to employee compensation and benefits, determines the compensation of the officers and other key employees, and administers the Stock Option Plan. The current members are Charles J. Coulter, Bruce E. Elmblad and Donald G. Stark (chair). The Audit Committee of the Board of Directors reviews and monitors the Company's financial reporting and accounting practices. The current members are Charles J. Coulter (chair), Bruce E. Elmblad and Donald G. Stark. The Company does not have a nominating committee.

       During 1996, the Board of Directors met 7 times, the Compensation Committee met three times and the Audit Committee met once.


            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

       Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires that each of the Company's directors and executive officers, and any beneficial owner of more than 10% of the Company's common stock, file with the Securities and Exchange Commission (the "SEC") initial reports of beneficial ownership of the common stock and reports of change in beneficial ownership of the common stock. Such persons also are required by SEC regulations to furnish the Company with copies of all such reports. Based solely on its review of the copies of such reports furnished to the Company for the year ended December 31, 1996, and on the written representations made by such persons that no other such reports were required, the Company is not aware of any noncompliance with Section 16(a) during 1996.

                             EXECUTIVE COMPENSATION

       The following table sets forth information for each of the Company's last three fiscal years concerning the compensation earned by each of the Company's executive officers whose compensation, consisting of salary and bonuses, exceeded $100,000 for the year ended December 31, 1996 (the "named executive officers").


                           SUMMARY COMPENSATION TABLE

                                                                           Long-Term Compensation
                                                                    ------------------------------------
                                        Annual
                                     Compensation                          Awards               Payouts
                     ----------------------------------------------------------------------------------------------------
                                                                                  SECURITIES                 ALL OTHER
Name and                                             OTHER          RESTRICTED    UNDERLYING      LTIP         COMPEN-
Principal                                            ANNUAL          STOCK         OPTIONS/       PAY-         SATION
Position         YEAR    SALARY ($)(1)  BONUS ($)  COMPENSAT.($)    AWARDS($)      SARS(#)       OUTS($)        ($)
-------------------------------------------------------------------------------------------------------------------------
V.M. Esposito,   1996    257,990        175,000      --               --           1,000,000       --           64,023(3)
Ph.D., Chief     1995    230,000             --      --               --           1,250,000       --           88,674
Executive        1994    205,000(2)          --      --               --             250,000       --           64,033
Officer


G.C. Zakarian,   1996    127,212         30,000      --               --             125,000       --           26,739(3)
Chief Financial  1995    118,000             --      --               --             325,000       --           34,918
Officer          1994    103,000             --      --               --              75,000       --           24,139

--------------

(1) Pursuant to the terms of the Company's private placement, the compensation of the named executive officers of the Company (except for options, warrants and similar equity incentives) could not be increased for a period ending 13 months following the April 18, 1995 termination date of the offering.

(2) Dr. Esposito elected to defer receipt of $25,000 in 1994 of his salary under the Company's Deferred Compensation Program.

(3) Consists of premiums paid by the Company on a split dollar life insurance policy held by the individual.


       The following table sets forth individual grants of stock options to the named executive officers during the year ended December 31, 1996.

                             OPTION GRANTS IN 1996

                           Number of           Percent of
                          Securities         Total Options
                          Underlying             Granted            Exercise
                            Options           to Employees            Price             Expiration
        Name              Granted (#)        in Fiscal Year         ($/Share)              Date
---------------------------------------------------------------------------------------------------
V. M. Esposito, Ph.D.     500,000(1)             33.4%                $0.37              01/16/06
                          500,000(2)             33.4%                $0.56              11/11/06
G. C. Zakarian            125,000(1)              8.3%                $0.37              01/16/06

--------------

(1)    All options vested on May 7, 1996.

(2) 250,000 options vested on January 1, 1997. Balance of 250,000 options vest ratably on a monthly basis over the period November 11, 1996 through November 11, 2000.

        The following table sets forth information concerning stock options exercised during 1996 and the value of unexercised stock options held at December 31, 1996 by the named executive officers.

                      AGGREGATED OPTION EXERCISES IN 1996
                           AND YEAR-END OPTION VALUES

                                                                        Number of
                                                                  Securities Underlying  Value of Unexercised
                                                                   Unexercised Options   In-the-Money Options
                                                                     at Year-End (#)         at Year-End
                         Shares Acquired on                         Exercisable (E)/       Exercisable (E)/
          Name              Exercise (#)      Value Realized ($)    Unexercisable (U)     Unexercisable (U)
---------------------------------------------------------------------------------------------------------------
 V. M. Esposito, Ph.D.            0                   --             2,065,219(E)(1)         $135,000(E)
                                                                       494,792(U)(2)              --

 G. C. Zakarian                   0                   --               545,000(E)(3)          $34,250(E)
                                                                           --                     --


(1) Includes options to purchase 20,003 shares that are subject to forfeiture in accordance with the terms of the Escrow Arrangement.

(2)    Includes 250,000 options that vested on January 1, 1997.

(3) Includes options to purchase 6,666 shares that are subject to forfeiture in accordance with the terms of the Escrow Arrangement.


COMPENSATION OF DIRECTORS

        Only directors who are not employees of the Company are compensated for their services as directors. During 1996, each nonemployee director was paid $1,000 for each meeting of the Board of Directors which he attended. In addition, each nonemployee director received $500 for each meeting of a committee of the Board attended in person and held separately. Directors also are reimbursed for their expenses incurred in attending Board and committee meetings. Effective May 1, 1997, each nonemployee director will also be paid an annual retainer of $10,000 as compensation for services.

        The 1992 Directors' Stock Option Plan (the "Directors' Plan"), as amended May 1996, provides for the grant by the Company of options to purchase up to an aggregate of 1,200,000 shares of the Company's authorized but unissued common stock (subject to adjustment, in certain cases, including stock splits, recapitalizations and reorganizations). Each member of the Board of Directors of the Company who is not an employee of the Company qualifies to participate in the Directors' Plan. Upon initial election to the Board, a director is granted an option to purchase the number of shares of common stock equal to $20,000 ($10,000 if elected on or after the six-month anniversary of the most recent annual shareholders meeting) divided by the greater of the market price of the common stock on the date of grant or $0.50. At the time of reelection to serve or upon continuing to hold office for the following year, a director is granted an additional option to purchase the number of shares of common stock equal to $20,000 divided by the greater of the market price of the common stock on the date of the grant or $0.50. For directors who have served for at least three years, this basic annual grant is supplemented every third year by an additional grant of an option to purchase a number of shares of common stock equal to 150% of the number of shares covered by the basic grant. Vesting occurs quarterly in four equal installments over a period of one year following the date of grant. All stock options granted under the Directors' Plan have a five-year term. At December 31, 1996, options to purchase 111,300 shares of common stock were outstanding under the Directors' Plan. A proposal to amend the Directors' Plan is being submitted to a vote of the stockholders at the Annual Meeting. See
Item 4. - Approval of the Amendments to the Antex Biologics Inc. 1992 Directors' Stock Option Plan.

EMPLOYMENT CONTRACTS

       Dr. Esposito entered into an agreement with the Company which commenced January 1, 1996 and expires on December 31, 2000. The agreement requires Dr. Esposito to devote his entire business time to the Company, not to compete with the Company for a period of two years after termination of employment with the Company and to assign to the Company all rights to technology discovered by him during his employment. The agreement provides for an annual base salary of $300,000 through December 31, 1997, and thereafter is subject to adjustment by the Board, provided that it is not less than the prior year's base salary. Dr. Esposito also is eligible to receive bonuses as determined by the Board. The agreement provides for termination by the Company on thirty-six months' prior notice or without notice upon payment of severance equal to thirty-six months' salary and any bonus to which he would have been entitled.

       Gregory C. Zakarian is employed under an agreement with the Company which commenced May 1, 1995 and expires on April 30, 1998. Like Dr. Esposito's agreement, Mr. Zakarian's agreement requires him to devote his entire business time to the Company, not to compete with the Company for a period of two years after termination of employment with the Company and to assign to the Company all rights to technology discovered by him during his employment. The agreement provides for an annual base salary of $135,000 through April 30, 1997, and thereafter is subject to adjustment by the Board, provided that it is not less than the prior year's base salary. Mr. Zakarian also is eligible to receive bonuses as determined by the Board. The agreement provides for termination by the Company on twelve months' prior notice or without notice upon payment of severance equal to twelve months' salary and any bonus to which he would have been entitled.


                                    ITEM 2.
                   AMENDMENT OF CERTIFICATE OF INCORPORATION
                 TO INCREASE AUTHORIZED SHARES OF COMMON STOCK

       The Board of Directors by unanimous vote has approved and is submitting to stockholders for adoption an amendment to Article FOURTH of the Company's Certificate of Incorporation to increase the number of its authorized shares of common stock, par value $0.01 per share, from 65 million to 95 million shares. The Company also is currently authorized to issue up to 5 million shares of preferred stock, par value $0.01 per share ("preferred stock"), of which no shares are outstanding. Neither the authorized number of shares of preferred stock nor the relative rights and limitations of the preferred stock and the common stock would be changed by the Certificate Amendment.

       At February 19, 1997, the Company had 22,479,679 shares of common stock issued and outstanding. In addition, an aggregate of 27,617,435 shares of common stock are reserved for issuance upon the exercise of the Company's outstanding warrants and options, and options authorized but unissued under the Stock Option Plan and the Directors' Plan.

       The additional authorized shares of common stock would be available to meet a variety of possible business needs as they may arise from time to time, including the issuance of such shares to raise additional capital for the operations of the Company or in connection with a technology acquisition, corporate acquisition or strategic alliance. The Company currently has no plans or proposals concerning any such acquisition or alliance. The shares also would be available for issuance under the Stock Option Plan and the Directors' Plan as they are proposed to be amended.

       Approval of the Certificate Amendment will permit the Board of Directors to issue the additional shares of common stock without further stockholder approval on such terms and at such times as the Board of Directors may determine, except to the extent that stockholder approval otherwise is required by law. The issuance of additional shares of common stock will, among other effects, have a dilutive effect on earnings per share (or an anti-dilutive effect on loss per share) and on the equity and voting power of the then-existing holders of common stock. The holders of the common stock do not have preemptive rights.

       The Board of Directors believes that the Certificate Amendment is in the best interest of the Company and recommends that the stockholders vote FOR the proposal to approve the Certificate Amendment. The affirmative vote of the holders of a majority of the outstanding shares of Common Stock is required for adoption of the Certificate Amendment.

                                    ITEM 3.
                 APPROVAL OF AMENDMENTS TO ANTEX BIOLOGICS INC.
                     AMENDED AND RESTATED STOCK OPTION PLAN

       In 1995, the Board of Directors adopted and the stockholders approved the Antex Biologics Inc. Amended and Restated Stock Option Plan (the "Stock Option Plan"). Under the Stock Option Plan, the Company currently is authorized to grant stock options with respect to an aggregate of 4,800,000 shares of common stock. An eligible participant may be granted stock options with respect to a maximum of 3,000,000 shares of common stock in any period of three consecutive calendar years. As of February 19, 1997, 1,089,989 shares of common stock remained available for awards under the Stock Option Plan.

       The Board of Directors believes that for a development stage company with only very limited resources, stock options are an important non-cash element of executive compensation. Stock options also have the advantage of aligning the financial interests of the Company's executives with those of the stockholders by tying the return to executives to increases in stockholder value because the value of the options will increase as the value of the Common Stock increases.

       When the Stock Option Plan was approved by the stockholders, the 4,800,000 shares of Common Stock for which options could be issued represented approximately 7% of the Company's authorized capital stock. The proposed Certificate Amendment would increase the authorized number of shares of Common Stock from 65 million to 95 million, thereby reducing substantially the amount of Common Stock available to eligible participants under the Stock Option Plan as a percentage of the total number of authorized shares of capital stock. See "Item 2 - Amendment of Certificate of Incorporation to Increase Authorized Shares of Common Stock." The Board of Directors believes that an increase in the number of shares authorized to be issued under the Stock Option Plan is required in order to enable the Company to continue to include stock options as a key element of its employee compensation packages. Accordingly, the Compensation Committee of the Board of Directors (the "Committee") has authorized, subject to stockholder approval, (i) an increase to 7,500,000 in the number of shares available for issuance under the Stock Option Plan, representing 7.5% of the Company's authorized capital stock if the Certificate Amendment is approved, and (ii) a corresponding increase from 3,000,000 to 5,000,000 in the number of stock options that may be granted to any participant during a period of three consecutive calendar years.

       All stock options grants under the Stock Option Plan are at the discretion of the Committee. There currently are no agreements or commitments on the part of the Committee to issue any stock options in the future. Accordingly, future awards under the Plan are not determinable.

       The Board of Directors believes that these amendments to the Stock Option Plan are in the best interests of the Company and recommends that the stockholders vote FOR the proposal to approve the proposed amendments to the Stock Option Plan.

DESCRIPTION OF STOCK OPTION PLAN

       The following is a description of the material terms of the Stock Option Plan. This description is qualified in its entirety by the specific terms of the Stock Option Plan.

       The Stock Option Plan provides for the grant of stock options to employees (including officers and directors who are employees), to members of advisory boards to the Company and to consultants and advisors to the Company. The options may be either "incentive stock options" within the meaning of
Section 422 of the Code, or non-statutory options. Incentive stock options may be granted only to salaried employees (including officers and directors who are employees). Approximately 20 persons currently are eligible to participate in the Stock Option Plan. As of February 19, 1997, the market price of the Common Stock was $0.87 per share.

       The Stock Option Plan is required to be administered by a committee of the Board of Directors, and is currently administered by the Committee, each member of which is a nonemployee director within the meaning of the Exchange Act. The Committee is responsible for determining the individuals to whom options will be granted, the time or times at which options will be granted, the designation of an option as either an incentive stock option or a non-statutory stock option, the option exercise price, the term of each option, the date or dates on which each option will be come exercisable and any other terms of the options, all subject to the provisions of the Stock Option Plan.

       The exercise price of an option may not be less than 50%, in the case of a non-statutory option, and 100%, in the case of an incentive stock option, of the fair market value of a share of common stock on the date the option is granted. The term of an option may not exceed ten years. Notwithstanding the foregoing, in the case of an incentive stock option granted to a person who at the time of grant owns, directly or by attribution, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company and its affiliates, the exercise price of an option may not be less than 110% of the fair market value of a share of common stock on the date of grant and the term of the option may not exceed five years. During the optionee's lifetime, an option is exercisable only by the optionee and is not transferable except by will or by the laws of descent and distribution.

       The exercise price of an option may be paid (i) in cash, (ii) if authorized by the Committee, by delivery of the Company of shares of common stock owned by the optionee having a fair market value equal to the aggregate exercise price or (iii) by any other means authorized by the Committee, including the delivery of a promissory note. If delivery of shares of common stock in payment of the exercise price is permitted, an optionee could, through a series of virtually simultaneous exercises and tenders of the shares received upon exercise, exercise all exercisable options with a minimum initial commitment of previously-owned shares. If payment of the exercise price is made through a tender of shares, the Company will receive no cash consideration for the sale of shares.

       Upon the occurrence of a "change in control" of the Company (which is defined by the Stock Option Plan to include (i) the acquisition by any person or group of 50% or more of the combined voting power of the Company's outstanding securities, (ii) certain changes in the composition of the Board of Directors within a two-year period, (iii) certain mergers or (iv) a liquidation or sale of all or substantially all of the assets of the Company), all outstanding options become immediately exercisable in full without regard to any otherwise applicable vesting restrictions.

       The Board of Directors may amend or terminate the Stock Option Plan at any time; provided that the approval of the stockholders of the Company is required to the extent necessary (i) to comply with Section 422 of the Code or any successor provision with respect to incentive stock options or (ii) to maintain compliance with Rule 16b-3 under the Exchange Act, with respect to options granted to executive officers and to directors who are employees of the Company.


CERTAIN FEDERAL INCOME TAX CONSEQUENCES

       Summarized below are the material federal income tax consequences of the Stock Option Plan, based on applicable provisions of the federal income tax laws and regulations as currently in effect.

       The grant of an option will have no tax consequences to the optionee or the Company. In general, upon exercise of a non-statutory option, the optionee will recognize ordinary income equal to the difference between the option exercise price and the fair market value of the shares of common stock purchased on the date of the exercise. Assuming applicable tax withholding obligations are satisfied, the Company generally will be entitled to a tax deduction in the same amount as, and at the same time as, the optionee recognized ordinary income.

Under Section 162(m) of the Code, the Company generally would not be entitled to a deduction for compensation paid to certain executives in excess of one million dollars in a taxable year. Compensation earned under the Stock Option Plan may be exempt from this limitation as "performance-based compensation," if the per-share exercise price of the option is less than the fair market value of a share of common stock on the date of grant.

       If the shares of common stock purchased pursuant to the exercise of an incentive stock option are held by the optionee for two years after the grant of the option and for one year after the exercise of the option, then the optionee will not recognize income upon the exercise of the option. Instead, any gain or loss will be recognized only upon the ultimate disposition of the shares, at which time, assuming the shares constitute capital assets in the hands of the optionee, the gain or loss will be treated as long-term capital gain or loss. However, the difference between the option exercise price and the fair market value of the shares acquired upon exercise of an incentive stock option will be considered an item of adjustment for purposes of the alternative minimum tax under the Code. If the optionee does not recognize income upon the exercise of an incentive stock option, then the Company correspondingly will not be entitled to a tax deduction.

       If the optionee disposes of the shares acquired as the result of the exercise of an incentive stock option before the expiration of the required one- and two-year holding periods described above, the optionee generally must treat as ordinary income in the year of such disposition an amount equal to the difference between the option exercise price and the lesser of the fair market value of the shares on the date of exercise or the selling price. Assuming that the shares constitute capital assets in the optionee's hands, the balance of any gain or loss on such disposition will be treated as capital gain or loss (long-term or short-term, depending on whether the shares have been held for more than one year). If the holding period requirements are not satisfied, subject to Section 162(m) and certain other limitations, the Company will be entitled to a tax deduction in the year of disposition equal to the amount of ordinary income recognized by the optionee.


                                    ITEM 4.
               APPROVAL OF AMENDMENTS TO THE ANTEX BIOLOGICS INC.
                       1992 DIRECTORS' STOCK OPTION PLAN

       In 1992, the Board of Directors adopted and the stockholders approved the Antex Biologics Inc. 1992 Directors' Stock Option Plan (the "Directors' Plan"). Under the Directors' Plan, as amended to date, the Company is authorized to grant options with respect to an aggregate of 1,200,000 shares of common stock to members of the Board of Directors who are not employees of the Company ("nonemployee directors"). Currently, under the terms of the Directors' Plan, nonemployee directors automatically receive, upon their initial election to the Board, a grant of an option to purchase the number of shares of common stock equal to $20,000 ($10,000 if elected on or after the six-month anniversary of the most recent annual shareholders meeting) divided by the greater of the market price of the common stock on the date of grant or $0.50. At the time of reelection to serve or upon continuing to hold office for the following year, a director is granted an additional option to purchase the number of shares of common stock equal to $20,000 divided by the greater of the market price of the common stock on the date of the grant or $0.50. For directors who have served for at least three years, this basic annual grant is supplemented every third year by an additional grant of an option to purchase a number of shares of common stock equal to 150% of the number of shares covered by the basic grant. Such options become exercisable in four equal quarterly installments over a period of one year following the date of grant. All stock options granted under the Directors' Plan have a five-year term and an exercise price equal to the fair market value of the common stock on the date of grant. At December 31, 1996, options to purchase 111,300 shares of common stock were outstanding under the Directors' Plan. On February 19, 1997, the market price of the common stock was $0.87 per share.

PROPOSED AMENDMENTS TO THE DIRECTORS' PLAN

       As a development stage company, the Company has only very limited resources. Accordingly, stock options are an important non-cash element of compensation necessary to attract and retain qualified directors. Because the value of the options increase as the value of the common stock increases, stock options also have the advantage of aligning the financial interests of the Company's directors with those of the stockholders by tying the return to directors to increases in stockholder value.

       The proposed amendment to the Company's Certificate of Incorporation would increase the authorized number of shares of common stock from 65 million to 95 million. As a result, the Board of Directors also has authorized, subject to stockholder approval, a corresponding increase from 1,200,000 to 1,700,000 in the number of shares of common stock available for issuance under the Directors' Plan. In addition, the Board of Directors has approved, subject to stockholders approval, an extension of the expiration date of the Directors' Plan from the date following the day of the Company's annual meeting in 2001 to the date following the day of the Company's annual meeting in 2002.

       The Board of Directors believes that these amendments to the Directors' Plan are in the best interests of the Company and recommends that the stockholders vote FOR the proposal to approve the proposed amendments to the Directors' Plan.

ADDITIONAL TERMS OF THE DIRECTORS' PLAN

       The following is a description of other material terms of the Directors' Plan, which are not proposed to be amended.

       During an optionee's lifetime, an option is exercisable only by the optionee and is not transferable except by will or by the laws of descent and distribution or a qualified domestic relations order.

       The exercise price of an option may be paid (i) in cash, (ii) by delivery to the Company of shares of common stock owned by the optionee for at least 12 months and having a fair market value equal to the aggregate exercise price or (iii) by any combination of such methods of payment.

       Upon the occurrence of a "change in control" of the Company (which is defined by the Directors' Plan to include (i) the acquisition by any person or group of 50% or more of the combined voting power of the Company's outstanding securities, (ii) certain changes in the composition of the Board of Directors within a two-year period, (iii) certain mergers or (iv) a liquidation or sale of all or substantially all of the assets of the Company), all outstanding options become immediately exercisable in full without regard to any otherwise applicable vesting restrictions.

       The Board of Directors may amend or terminate the Directors' Plan at any time, except that the provisions with respect to eligibility, the timing and amount of option grants and the option exercise price may not be amended more than once every six months, and provided further that the approval of the stockholders of the Company is required to the extent necessary to maintain compliance with Rule 16b-3 under the Exchange Act.

FEDERAL INCOME TAX CONSEQUENCES

       The material federal income tax consequences of grants under the Directors' Plan, based on the current provisions of the Internal Revenue Code and the regulations thereunder, are as follows.

       The grant of a stock option to a nonemployee director will have no immediate tax consequences to the director or to the Company. In general, upon the exercise of a stock option, the director will recognize ordinary income equal to the excess of the fair market value of the acquired shares on the exercise date over the exercise price, and the Company will, in general, be entitled to a tax deduction in the same amount.

       When a nonemployee director sells shares of common stock acquired upon the exercise of an option, the director generally will recognize capital gain or loss equal to the difference between the amount realized on the disposition of the shares and the director's basis in the shares. In general, the director's basis in the shares will be equal to the amount of the ordinary income recognized in connection with the exercise of the shares plus the exercise price of the shares. Any capital gain or loss realized upon the sale of the shares will be long-term or short-term, depending on whether the shares have been held for more than one year from the date as of which the director recognized ordinary income.


                                    ITEM 5.
                    RATIFICATION OF APPOINTMENT OF AUDITORS

       The firm of Coopers & Lybrand L.L.P., independent certified public accountants, has audited the books and records of the Company for 1996 and the Board of Directors desires to continue the services of this firm for the current fiscal year. Accordingly, the Board recommends that the stockholders vote FOR the ratification of the appointment by the Board of Directors of the firm of Coopers & Lybrand L.L.P. to audit the books and accounts of the Company for the current fiscal year.

       A representative of Coopers & Lybrand L.L.P. is expected to be present at the Annual Meeting to respond to appropriate questions and will be given the opportunity to make a statement if he desires to do so. If the stockholders do not ratify the selection of this firm, the Board of Directors will consider the selection of another firm of independent certified public accountants.



                             STOCKHOLDER PROPOSALS

       Any stockholder proposal intended to be presented at the 1998 Annual Meeting must be received by the Secretary of the Company on or before November 13, 1997 in order to be considered for inclusion in the Company's proxy statement and form of proxy for the Annual Meeting. Any such proposal must also meet the other requirements set forth in the rules of the Securities and Exchange Commission relating to stockholders' proposals.


                                        By Order of the Board of Directors



                                        GREGORY C. ZAKARIAN
                                        Secretary


March 5, 1997

                                 MICROCARB INC.
                     AMENDED AND RESTATED STOCK OPTION PLAN


1.       Purpose.

                 The purpose of the MicroCarb Inc. Amended and Restated Stock Option Plan (the "Plan") is to secure for MicroCarb Inc. (the "Company") and its shareholders the benefits of providing equity incentives to officers, key employees, consultants, and members of an advisory board of the Company who are expected to contribute to the Company's future growth and success. Except where the context otherwise requires, the term "Company" shall include any parent and subsidiary of the Company as defined in Section 424(e) and 424(f), respectively, of the Internal Revenue Code of 1986, as amended or replaced from time to time (the "Code").

2.       Type of Options and Administration.

                 (a) Types of Options. Options granted pursuant to the Plan shall be either incentive stock options within the meaning of Section 422 of the Code ("Incentive Stock Options") or options that are not Incentive Stock Options ("Non-Statutory Options").

                 (b) Administration. The Plan shall be administered by a committee of the Board of Directors of the Company (the "Committee") (i) having at least such number of members as is required to meet the requirements of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any successor rule or regulation ("Rule 16b-3"), each of whom is a disinterested person within the meaning of Rule 16b-3 and (ii) to the extent that it is determined desirable to exempt any compensation resulting from the exercise of options granted under the Plan from the limitation on deductions imposed by Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") and the rules and regulations thereunder ("Section 162(m)"), having such composition to exempt such compensation under Section 162(m). Except as set forth below, the Committee may in its sole discretion grant options to purchase shares of the Company's Common Stock, $0.01 par value ("Common Stock"). The Committee shall have authority, subject to the express provisions of the Plan, to construe the respective option agreements and the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of the respective option agreements, which need not be identical, and to make any other determination in the judgment of the Committee necessary or desirable for the administration of the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any option agreement in the manner and to the extent it shall deem expedient to carry the Plan into effect. Notwithstanding the foregoing, except (i) with respect to the application of the Plan to directors and officers within the meaning of Section 16 of the Exchange Act ("Insiders") and (ii) to the extent necessary or desirable to avoid the limitation on deductions imposed by Section 162(m), the Board of Directors may perform any or all functions of the Committee under the Plan (in which case each reference herein to the Committee shall be deemed a reference to the Board of Directors). All actions taken by the Committee or the Board of Directors in connection with the administration of the Plan shall be final and conclusive. No member of either the Committee or the Board of Directors shall be liable for any actions taken or determinations made in good faith.

                 (c) Applicability of Rule 16b-3. Those provisions of the Plan which make express reference to Rule 16b-3 shall apply only to Insiders.

3.       Eligibility.

                 (a) General. Options shall be granted only to persons who are, at the time of grant, (i) salaried employees of the Company (including officers and directors who are employees), (ii) members of an advisory board of the Company or (iii) consultants of, or advisors to, the Company; provided, however, that the persons to whom Incentive Stock Options may be granted shall be limited to salaried employees (including officers and directors who are employees) of the Company. Directors who are not salaried employees of the Company shall not be eligible to receive options. An Incentive Stock Option may be granted to a person who, at the time such option is granted, owns, directly or indirectly, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, only if the requirements of paragraph (b) of Section 11 are satisfied. The attribution of stock ownership provisions of Section 424(d) of the Code, and any successor provisions thereto, shall be applied in determining the shares of stock owned by a person for purposes of applying the foregoing percentage limitation.

                 (b) Limitations on Awards. No person may receive options to purchase more than 3,000,000 shares of Common Stock (subject to adjustment as provided in Section 15) in any three calendar years during the term of Plan. For purposes of the application of this limitation, if an option is cancelled, the shares of Common Stock subject to the cancelled option shall continue to be counted against the maximum number of shares for which options may be granted to the individual. If, after a grant of an option, the option exercise price is reduced, the transaction shall be treated as a cancellation of the option and a grant of a new option, and both the shares of Common Stock subject to the option that is deemed to be cancelled and the shares of Common Stock subject to the option that is deemed to be granted shall reduce the maximum number of shares of Common Stock for which options may be granted to the individual.

4.       Stock Subject to Plan.

                 Subject to adjustment as provided in Section 15 below, the maximum number of shares of Common Stock of the Company which may be issued and sold under the Plan is equal to 4,800,000 shares (including shares with respect to which options were granted under the Plan prior to its amendment and restatement). Such shares may be authorized and unissued shares or may be shares that previously were issued and thereafter acquired by the Company. If an option granted under the Plan (including options that were granted under the Plan prior to its amendment and restatement) shall expire or terminate for any reason without having been exercised in full, the unpurchased shares subject to such option shall be reinstated as shares in respect of which options may be granted under the Plan. However, if shares issued upon exercise of an option under the Plan are tendered to, or withheld by, the Company either in payment of the exercise price of an option granted under the Plan or in satisfaction of any withholding tax obligation arising under the Plan, such tendered shares shall not again be available for subsequent option grants under the Plan.

5.       Forms of Option Agreements.

                 As a condition to the grant of an option under the Plan, each optionee shall execute an option agreement in such form not inconsistent with the Plan as may be approved by the Committee. Such option agreements may differ among optionees. Each option agreement shall state whether the options granted thereby are Incentive Stock Options or Non-Statutory Options. Appropriate officers of the Company are hereby authorized to execute and deliver option agreements in the name of the Company as directed from time to time by the Committee.

6.       Purchase Price.

                 (a) General. The purchase price per share of Common Stock deliverable upon the exercise of an option shall be determined by the Committee; provided, however, that (i) in the case of an Incentive Stock Option, the purchase price per share shall not be less than 100% of the fair market value of a share at the time of grant of such option, or less than 110% of such fair market value in the case of such an option granted to a person described in paragraph (b) of Section 11, and (ii) in the case of a Non-Statutory Option, the purchase price per share shall not be less than 50% of the fair market value of a share at the time of grant of such option (except that in the case of such an option that is intended to be exempt from the limitation on deductions under Section 162(m), the purchase price per share shall not be less than 100% of the fair market value of a share on the date of the grant of such option). In no event may an option be granted if the purchase price per share is less than the par value of a share. For purposes of this Plan, the "fair market value" of a share of Common Stock on a certain date shall be deemed to be (x) the last sale price on NASDAQ or a national security exchange on that date if shares are so listed or (y) if shares are not so listed, the price determined in good faith by the Committee.

                 (b) Payment of Purchase Price. Options granted under the Plan may provide for the payment of the purchase price by delivery of cash or a check to the order of the Company in an amount equal to the purchase price of the aggregate number of shares being purchased, or, to the extent provided in the applicable option agreement, (i) by delivery to the Company of shares of Common Stock already owned by the optionee having a fair market value equal in amount to the purchase price of the aggregate number of shares being purchased, or (ii) by any other means (including, without limitation, by delivery of a promissory note of the optionee payable on such terms as are specified by the Committee) which the Committee determines are consistent with the purpose of the Plan and with applicable laws and regulations (including, without limitation, the provisions of Rule 16b-3, the margin regulations promulgated by the Board of Governors of the Federal Reserve Board System and Section 162(m), as applicable) or (iii) by any combination of such methods of payment. The fair market value of any consideration other than shares of Common Stock that is permitted to be in payment of the exercise price of an option shall be determined in such manner as may be prescribed by the Committee.

7.       Option Period.

                 Each option and all rights thereunder shall expire on such date as the Committee shall determine, but in no event after the expiration of ten years from the day on which the option is granted (or five years in the case of Incentive Stock Options granted to persons described in paragraph (b) of Section 11) and shall be subject to earlier termination as provided in the Plan or the applicable option agreement.

8.       Exercise of Options.

                 Each option granted under the Plan shall be exercisable either in full or in installments at such time or times and during such period as shall be set forth in the agreement evidencing such option, subject to the provisions of the Plan.

9.       Nontransferability of Options.

                 Except as set forth herein, no option granted under the Plan shall be assignable or transferable by the person to whom it is granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and during the life of the optionee, shall be exercisable only by the optionee; provided, however, that

Non-Statutory Options may be transferred pursuant to a qualified domestic relations order (as defined in Section 414(p) of the Code).

10.      Effect of Termination of Employment or Other Relationship.

                 Subject to Section 11(d) in the case of an Incentive Stock Option, the Committee shall determine the period of time during which an optionee may exercise an option following (i) the termination of the optionee's employment or other relationship with the Company or (ii) the death or disability of the optionee. Such periods shall be set forth in the option agreement. Whether an authorized leave of absence, or absence in military or government service, shall constitute termination of employment shall be determined at the time of such absence in accordance with the provisions of
Section 1.421-7(h) of the Income Tax Regulations (or any successor regulations).

11.      Incentive Stock Options.

                 Options granted under the Plan which are intended to be Incentive Stock Options shall be subject to the following additional terms and conditions.

                 (a) Express Designation. All Incentive Stock Options granted under the Plan shall, at the time of the grant, be specifically designated as such in the option agreement covering such Incentive Stock Options.

                 (b) 10% Shareholder. If any employee to whom an Incentive Stock Option is to be granted under the Plan is, at the time of the grant of such option, the owner of stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (after taking into account the attribution of stock ownership rules of Section 424(d) of the
Code), then the following special provisions shall be applicable to the Incentive Stock Option granted to such individual:

                 (i) The purchase price per share of the Common Stock subject such Incentive Stock Option shall not be less than 110% of the fair market value of one share of Common Stock at the time of grant; and

                 (ii) The term of such Incentive Stock Option shall not exceed five years from the date of grant.

                 (c) Dollar Limitation. For so long as the Code shall so provide, options granted to any employee under the Plan (and any other stock option plans of the Company) which are intended to constitute Incentive Stock Options shall not constitute Incentive Stock Options to the extent that such options, in the aggregate, become exercisable for the first time in any one calendar year for shares of Common Stock with an aggregate fair market value (determined as of the respective date or dates of grant) of more than $100,000. This subsection (c) shall be applied by taking options into account in the order in which they were granted.

                 (d) Termination of Employment. Unless the Committee provides otherwise at the time of grant of an Incentive Stock Option, an Incentive Stock Option shall remain exercisable after the optionee's termination of employment according to the following schedule:

                 (i) Upon termination of the optionee's employment with the Company for any reason other than death or total or permanent disability (within the meaning of Section 22(e)(3) of the Code) ("Disability"), an optionee may exercise an Incentive Stock Option, to the extent then exercisable, at any time within the period of three months after the date the optionee ceases to be an employee of the Company, but not after such period;

                 (ii) If the optionee dies while in the employ of the Company or while the option is exercisable pursuant to paragraph (i) or (iii), the Incentive Stock Option may be exercised, to the extent then exercisable, by the person to whom it is transferred by will or the laws of descent and distribution at any time within the period of one year after the date of death, but not after such period; and

                 (iii) If the optionee's employment with Company terminates because of Disability, the Incentive Stock Option may be exercised, to the extent then exercisable, within the period of one year after the date the optionee ceases to be an employee of the Company, but not after such period;

Notwithstanding any other provision of this Section 11, in no event may any Incentive Stock Option be exercised after the expiration date of the option. If an Incentive Stock Option fails to qualify as an Incentive Stock Option because of the length of the period between the termination of employment and the exercise of the option, the exercise of the option shall be treated as the exercise of a Non-Statutory Option. For all purposes of the Plan and any option granted hereunder, "employment" shall be defined in accordance with the provisions of Section 1.421-7(h) of the Income Tax Regulations (or any successor regulations).

                 (e) Any optionee who disposes of shares of Common Stock purchased upon the exercise of an Incentive Stock Option either (i) within two years after the date on which the option was granted, or (ii) within one year after the transfer of such shares of Common Stock to the optionee, shall promptly notify the Company of the date of such disposition and of the amount realized upon such disposition.

12.      Additional Provisions.

                 (a) Additional Option Provisions. The Committee may, in its sole discretion, include additional provisions in any option granted under the Plan, including without limitation restrictions on transfer, repurchase rights, commitments to pay cash bonuses, to make, arrange for or guaranty loans or to transfer other property to optionees upon exercise of options, or such other provisions as shall be determined by the Committee with the approval of the Board of Directors; provided that such additional provisions shall not be inconsistent with any other term or condition of the Plan and such additional provisions shall not cause an Incentive Stock Option granted under the Plan to fail to qualify as an Incentive Stock Option within the meaning of Section 422 of the Code or an option granted to an Insider under the Plan to fail to comply with Rule 16b-3.

                 (b) Acceleration. The Committee may, in its sole discretion, (i) accelerate the date or dates on which all or any particular option or options granted under the Plan may be exercised or (ii) extend the dates during which all or any particular option or options granted under the Plan may be exercised; provided, however, that no such acceleration or extension shall be permitted, without the consent of the optionee, if it would cause an Incentive Stock Option granted under the Plan to fail to qualify as an Incentive Stock Option within the meaning of Section 422 of the Code or an option granted to an Insider under the Plan to fail to comply with Rule 16b-3.

13.      General Restrictions.

                 (a) Investment Representations. The Company may require any optionee, as a condition of exercising such option, to give written assurances in substance and form satisfactory to the Company to the effect that such optionee is acquiring the Common Stock subject to the option for his or her own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Company deems necessary or appropriate in order to comply with federal and applicable state securities laws.

                 (b) Compliance With Securities Laws. Each option shall be subject to the requirement that if, at any time, counsel to the Company shall determine that the listing, registration or qualification of the shares subject to such option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, or that the disclosure of non-public information or the satisfaction of any other condition is necessary as a condition of, or in connection with, the issuance or purchase of shares thereunder, such option may not be exercised, in whole or in part, unless such listing, registration, qualification, consent or approval, or satisfaction of such condition shall have been effected or obtained on conditions acceptable to the Committee. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualification, or to satisfy such condition. Any such postponement or limitation affecting the right to exercise an option or the grant or distribution of an option or shares shall not extend the time within which the option may be granted or exercised or the shares distributed, unless the Company and the optionee choose to amend the terms of the option to provide for such an extension; and neither the Company, nor any of its directors or officers shall have any obligation or liability to the optionee or to a beneficiary as to any shares to which the option shall lapse because of such a postponement or limitation.

14.      Rights as a Shareholder.

                 The holder of an option shall have no rights as a shareholder with respect to any shares covered by the option (including, without limitation, any rights to receive dividends or non-cash distributions with respect to such shares) until the date of issue of a stock certificate to him or her for such shares. No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

15.      Adjustment Provisions for Recapitalization and Related Transactions.

                 (a) General. If, through or as a result of any merger, consolidation, sale of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar distribution with respect to the outstanding shares of Common Stock or other securities, (i) the outstanding shares of Common Stock are increased or decreased, or are exchanged for a different number or kind of shares or other securities of the Company, or (ii) additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Common Stock or other securities, an appropriate and proportionate adjustment may be made in (w) the maximum number and kind of shares reserved for issuance under the Plan as provided in Section 4, (x) the number of shares with respect to which options may be granted to an optionee within any three-year period as provided in Section 3(b), (y) the number and kind of shares or other securities subject to then outstanding options under the Plan, and (z) the purchase price for each share subject to any then outstanding options under the Plan, but without changing the aggregate purchase price as to which such options remain exercisable, provided that no adjustment shall be made pursuant to this Section 15, without the consent of the optionee, if such adjustment would cause an Incentive Stock Option granted under the Plan to fail to qualify as an Incentive Stock Option within the meaning of Section 422 of the Code or an option granted to an Insider under the Plan to fail to comply with Rule 16b-3.

                 (b) Committee Authority to Make Adjustments. Adjustments under this Section 15 shall be made by the Committee, whose determination as to what adjustments, if any, will be made and the extent thereof will be final, binding and conclusive.

16.      Merger, Consolidation, Asset Sale, Liquidation, etc.

                 (a) General. In the event of a consolidation or merger or sale of all or substantially all of the assets of the Company in which outstanding shares of Common Stock are exchanged for securities, cash or other property of any other corporation or business entity, or in the event of a liquidation of the Company, the Committee, or the entity performing a similar function on behalf of any corporation assuming the obligations of the Company, may, in its sole discretion, take any one or more of the following actions as to outstanding options: (i) provide that such options shall be assumed, or equivalent options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), provided that any such options substituted for Incentive Stock Options shall meet the requirements of Section 424(a) of the Code, (ii) upon written notice to the optionees, provide that all unexercised options will terminate immediately prior to the consummation of such transaction unless exercised by the optionee within a specified number of days following the date of such notice, (iii) in the event of a merger under the terms of which holders of the Common Stock will receive upon consummation thereof a cash payment for each share surrendered in the merger (the "Merger Price"), make or provide for a cash payment to the optionees equal to the difference between (A) the Merger Price times the number of shares of Common Stock subject to such outstanding options (to the extent exercisable at prices not in excess of the Merger Price) and (B) the aggregate exercise price of all such outstanding options in exchange for the termination of such options, or
(iv) provide that all or any outstanding options shall become exercisable in full immediately prior to such event. In any such case, the Committee may, in its sole discretion, advance the lapse of any waiting or installment periods and exercise dates.

                 (b) Substitute Option. The Company may grant options under the Plan in substitution for options held by employees of another corporation who become employees of the Company, or a subsidiary of the Company, as the result of a merger or a consolidation of the employing corporation with the Company or a subsidiary of the Company, or as a result of the acquisition by the Company, or one of its subsidiaries, of property or stock of the employing corporation. Such substitute options shall be granted on such terms and conditions as the Committee considers appropriate in the circumstances.

17.      Change in Control.

                 Notwithstanding any other provision of the Plan and except as otherwise provided in the relevant option or award agreement, in the event of a "Change in Control of the Company" (as defined below), the exercise dates of all options then outstanding shall be accelerated in full and any restrictions on exercising outstanding options issued pursuant to the Plan prior to any given date shall terminate. For purposes of the Plan, a "Change in Control of the Company" shall occur or be deemed to have occurred only if (i) any "person", as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, or any trustee or other fiduciary holding securities under an employee benefit plan of the Company, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding securities; (ii) during any period of two consecutive years ending during the term of the Plan (not including any period prior to the adoption of the Plan), individuals who at the beginning of such period constitute the Board of Directors of the Company, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect any transaction described in clause (i), (iii) or
(iv) of this Section 17) whose election by the Board of Directors or nomination for election by the Board of Directors or nomination for election by the Company's shareholders was approved by a vote of at least a majority of the directors then still in office who were either directors at the beginning of the period or whose election or whose nomination for election was previously so approved (collectively, the "Disinterested Directors"), cease for any reason to constitute a majority of the Board of Directors; (iii) the shareholders of the Company approve a merger or consolidation of the Company with any other corporation, other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no "person" (as hereinabove defined) acquires more than 50% of the combined voting power of the Company's then outstanding securities; or (iv) the shareholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets which, in either case, has not previously been approved by a majority of the Disinterested Directors.

18.      No Special Employment Rights.

                 Nothing contained in the Plan or in any option shall confer upon any optionee any right with respect to the continuation of his or her employment by the Company or interfere in any way with the right of the Company at any time to terminate such employment or to increase or decrease the compensation of the optionee.

19.      Other Employee Benefits.

                 Except as to plans which by their terms include such amounts as compensation, neither the amount of any compensation deemed to be received by an employee as a result of the exercise of an option nor the sale of shares received upon such exercise shall constitute compensation with respect to which any other employee benefits of such employee are determined, including, without limitation, benefits under any bonus, pension, profit-sharing, life insurance or salary continuation plan, except as otherwise specifically determined by the Board of Directors.

20.      Fractional Shares.

                 No fractional shares shall be issued pursuant to the exercise of any option granted under the Plan. The Board of Directors shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of fractional shares, or whether fractional shares or any rights thereto shall be cancelled, terminated or otherwise eliminated.

21.      Amendment or Termination of the Plan.

                 (a) Except as set forth herein, the Board of Directors may at any time, and from time to time terminate the Plan or modify or amend the Plan in any respect, except that if at any time the approval of the shareholders of the Company is required as to such modification or amendment under Section 422 of the Code or any successor provision with respect to Incentive Stock Options or under Rule 16b-3 with respect to options granted to insiders, the Board of Directors may not effect such modification or amendment without such approval.

                 (b) The termination or any modification or amendment of the Plan shall not, without the consent of an optionee, affect his or her rights under an option previously granted to him or her. With the consent of the optionee affected, the Board of Directors may amend outstanding option agreements in a manner not inconsistent with the Plan. The Board of Directors shall have the right to amend or modify (i) the terms and provisions of the Plan and of any outstanding Incentive Stock Options granted under the Plan to the extent necessary to qualify any or all such options for such favorable federal income tax treatment (including deferral of taxation upon exercise) as may be afforded Incentive Stock Options under Section 422 of the Code and (ii) the terms and provisions of the Plan and of any outstanding option to the extent necessary to ensure the qualification of the Plan under Rule 16b-3 or any successor rule.

22.      Withholding.

                 The Company shall have the right to deduct from payments of any kind otherwise due to the optionee any federal, state or local taxes of any kind required by law to be withheld with respect to any shares issued upon exercise of options under the Plan. Subject to the prior approval of the Committee, which may be withheld by the Committee in its sole discretion, the optionee may elect to satisfy such obligations, in whole or in part, (i) by causing the Company to withhold shares of Common Stock otherwise issuable pursuant to the exercise of an option or (ii) by delivering to the Company shares of Common Stock already owned by the optionee. Any shares so delivered or withheld shall be valued at their fair market value as of the date that the amount of tax to be withheld is to be determined. In the event that shares of Common Stock are being delivered to the Company pursuant to this Section 22, an optionee may satisfy his or her withholding obligation only with shares of Common Stock which are not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.

23.      Cancellation and New Grant of Options.

                 The Committee shall have the authority, at any time and from time to time, with the consent of the affected optionees, (i) to cancel any or all outstanding options under the Plan and to grant in substitution therefor new options under the Plan covering the same or different numbers of shares of Common Stock having an option exercise price per share which may be lower or higher than the exercise price per share of the cancelled options or (ii) to amend the terms of any and all outstanding options under the Plan to provide an option exercise price per share which is higher or lower than the then-current exercise price per share of such outstanding options.

24.      Effective Date and Duration of the Plan.

                 (a) Effective Date. This amendment and restatement of the Plan shall become effective when adopted by the Board of Directors, but Incentive Stock Options and any options granted to Insiders from the additional shares of Common Stock authorized for delivery by this amended and restated Plan shall not become exercisable unless and until the amended and restated Plan shall have been approved by the Company's shareholders in accordance with the requirements of the Code and Rule 16b-3. If such shareholder approval is not obtained within twelve months after the date of the Board's adoption of this amended and restated Plan, any such options shall terminate and no other such options shall be granted. For the purpose of commencing the ten-year period specified in Section 422(b)(2) of the Code during which Incentive Stock Options may be granted, this amendment and restatement of the Plan shall constitute the adoption of a new Plan. Except as provided in this Plan immediately prior to its amendment and restatement, any option that was outstanding on the date of the adoption of this amended and restated Plan by the Board of Directors shall be governed by the terms of this amended and restated Plan.

                 (b) Termination. Unless sooner terminated in accordance with Section 16 or Section 21, the Plan shall terminate with respect to Incentive Stock Options, upon the earlier of (i) the close of business on the day next preceding the tenth anniversary of the date of the adoption of this amended and restated Plan by the Board of Directors, or (ii) the date on which all shares available for issuance under the Plan shall have been issued pursuant to the exercise or cancellation of options granted under the Plan. Unless sooner terminated in accordance with Section 16, the Plan shall terminate with respect to options which are not Incentive Stock Options on the date specified in (ii) above. If the date of termination is determined under
(i) above, then options outstanding on such date shall continue to have force and effect in accordance with the provisions of the instruments evidencing such options.

25.      Unfunded Plan

                 Any liability of the Company to any optionee or beneficiary with respect to an option shall be based solely upon the contractual obligations created pursuant to the provisions of the Plan and the option agreement; no such obligation shall be deemed to be secured by any pledge of, or encumbrance on, any property of the Company.

26.      Governing Law

                 The Plan shall be governed and its provisions construed, enforced and administered in accordance with the laws of Maryland, except to the extent that such laws may be superseded by any federal law.

                 Adopted by the Board of Directors, as amended, as of April 11, 1995.

                              AMENDED AND RESTATED
                                 MICROCARB INC.
                       1992 DIRECTORS' STOCK OPTION PLAN

1.   Purpose.

         The purpose of this 1992 Directors' Option Plan (the "Plan") of MicroCarb Inc. (the "Company") is to promote the recruiting and retention of highly qualified outside Directors and to strengthen the commonality of interest between directors and shareholders. Except where the context otherwise requires, the term "Company" shall include all present and future subsidiaries of the Company as defined in Sections 424(e) and 424(f) of the Internal Revenue Code of 1986, as amended or replaced from time to time (the "Code").

2.   Administration.

         The Plan will be administered by the Board of Directors of the Company, whose construction and interpretation of the terms and provisions of the Plan shall be final and conclusive. Grants of stock options under the Plan and the amount and nature of the awards to be granted shall be automatic and nondiscretionary in accordance with Section 5. However, all questions of interpretation of the Plan or of any options issued under it shall be determined by the Board of Directors and such determination shall be final and binding upon all persons having an interest in the Plan. No director shall be liable for any action or determination under the Plan made in good faith.

3.   Participation in the Plan.

         Directors of the Company who are not employees of the Company shall be eligible to be granted options under the Plan.

4.   Stock Subject to the Plan.

         (a) The maximum number of shares which may be issued under the Plan shall be 1,200,000 shares of the Company's Common Stock, $0.01 par value per share ("Common Stock"), subject to adjustment as provided in Section 9.

         (b) If any outstanding option under the Plan for any reason expires or is terminated without having been exercised in full, the shares allocable to the unexercised portion of such option shall again become available for grant pursuant to the Plan.

         (c) All options granted under the Plan shall be nonstatutory options which are not intended to meet the requirements of Section 422 of the Code.

5.   Terms, Conditions and Form of Options.

         Each option granted under the Plan shall be evidenced by a written agreement in such form as the Board of Directors shall from time to time approve, which agreements shall comply with and be subject to the following terms and conditions:

         (a) Option Grant Dates. Following approval of the Plan by the holders of a majority of the shares of Common Stock present or represented at a meeting of the Company's shareholders duly called and held in accordance with the Company's by-laws and applicable law, options shall be granted automatically to all eligible directors as follows: (i) each director (an "Original Director") who is elected to the Board prior to the Company's initial public offering of shares of its Common Stock (the "Initial Public Offering") and who is eligible for participation shall be granted an option to purchase 5,000 shares of Common Stock on the effective date of the Company's Initial Public Offering (the "Original Options"); (ii) after the date of the Initial Public Offering and prior to May 21, 1996, the date of the annual stockholders' meeting (the "1996 Annual Meeting"), each Original Director and each person who becomes an eligible director shall be granted annually an option to purchase 7,500 shares of Common Stock on the close of business on the date of his or her initial election to the Board of Directors or at the time of his or her re-election at the annual stockholders' meeting, or if such director is continuing in his or her term, at the time of the annual stockholders' meeting, as applicable, provided he or she is an eligible director on the date of grant; and (iii) on and after the date of the 1996 Annual Meeting, each director who is eligible to participate in the Plan shall receive an option to purchase shares of Common Stock as follows: (A) each eligible director who has served on the Board of Directors for at least three years as of the date of the 1996 Annual Meeting shall be granted (I) on the date of the 1996 Annual Meeting, and on the date of the Annual Meeting every third year thereafter, an option to purchase the number of shares of Common Stock equal to $20,000 divided by the Fair Market Value of the Common Stock, and multiplied by a factor of 2.5, and (II) on the date of each other Annual Meeting after the 1996 Annual Meeting, an option to purchase the number of shares of Common Stock equal to $20,000 divided by the Fair Market Value of the Common Stock, and (B) each eligible director who has served on the Board of Directors for fewer than three years as of the date of the 1996 Annual Meeting shall be granted (I) on the date of the first Annual Meeting following the completion of three years of service, and on the date of the Annual Meeting every third year thereafter, an option to purchase the number of shares of Common Stock equal to $20,000 divided by the Fair Market Value of the Common Stock, and multiplied by a factor of 2.5, and (II) on the date of each other Annual Meeting after the 1996 Annual Meeting, an option to purchase the number of shares of Common Stock equal to $20,000 divided by the Fair Market Value of the Common Stock (each option granted pursuant to clause
(ii) or (iii) being referred to as an "Additional Option"). The Fair Market Value shall be equal to the exercise price of the option calculated in accordance with paragraph (b), except that in no event shall the Fair Market Value be less than $0.50 per share.

         (b) Option Exercise Price. The option exercise price per share for each option granted under the Plan shall equal the closing price per share of the Company's Common Stock on NASDAQ, or the principal exchange on which the Common Stock is then listed, on the date of grant, and if no such price is reported on such date, such price as reported on the nearest preceding date on which such price is reported. If any options are granted on a date on which the Company's stock is listed on the OTC Bulletin Board (or similar quotation reporting service), the option exercise price per share shall be the average closing bid price over the thirty trading days preceding the date of grant. If any options are granted on a date on which the Common Stock is not listed on an exchange or NASDAQ, the option exercise price per share shall be the fair market value of the Common Stock as determined by the Board of Directors in its sole discretion.

         (c) Options Non-Transferable. Each option granted under the Plan by its terms shall not be transferable by the optionee otherwise than by will or by the laws of descent and distribution, or pursuant to a qualified domestic relations order (as defined in Section 414(p) of the Code) and shall be exercised during the lifetime of the optionee only by such optionee.

         (d) Exercise Period. Each Original Option shall become vested and exercisable upon completion of one year of service, and may be exercised thereafter from time to time, in whole or in part, prior to the fifth anniversary of the date of grant. Each Additional Option shall vest quarterly in four equal installments over a period of one year following the date of grant and may be exercised at any time and from time to time, in whole or in part, prior to the fifth anniversary of the date of grant.

         (e) Exercise Procedure. Options may be exercised only by written notice to the Company at its principal office accompanied by payment of the full consideration for the shares as to which they are exercised.

         (f) Payment of Purchase Price. Payment of the exercise price may be made, at the election of the optionee, (i) by delivery of cash or a check to the order of the Company in an amount equal to the exercise price, (ii) by delivery to the Company of shares of Common Stock of the Company already owned and held by the optionee for at least twelve months and having a fair market value equal in amount to the exercise price of the options being exercised, or
(iii) by any combination of such methods of payment. The fair market value of any shares of Common Stock which may be delivered upon exercise of an option shall be determined by the Company as of the date that such shares are delivered.

6.   Assignments.

         The rights and benefits under the Plan may not be assigned except as provided in Section 5.

7.   Time for Granting Options.

         No options for shares subject to the Plan shall be granted after the termination date of the Plan as provided for in Section 14(b).

8.   Limitation of Rights.

         (a) No Right to Continue as a Director. Neither the Plan, nor the granting of an option nor any other action taken pursuant to the Plan, shall constitute or be evidence of any agreement or understanding, express or implied, that the Company will retain a director for any period of time.

         (b) No Shareholder Rights for Options. An optionee shall have no rights as a shareholder with respect to the shares covered by his or her option until the date of the issuance to him or her of a stock certificate therefor, and no adjustment will be made for dividends or other rights for which the record date is prior to the date such certificate is issued.

9.   Adjustment Provisions.

         (a) Recapitalizations. If, through or as a result of any merger, consolidation, sale of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction, (i) the outstanding shares of Common Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or (ii) additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Common Stock or other securities, an appropriate and proportionate adjustment may be made in (x) the maximum number and kind of shares reserved for issuance under the Plan, (y) the number and kind of shares or other securities subject to then outstanding options under the Plan, and (z) the price for each share subject to any then outstanding options under the Plan, without changing the aggregate purchase price as to which such options remain exercisable, provided that no adjustment shall be made pursuant to this Section 9 if such adjustment would cause the Plan to fail to comply with Rule 16b-3 under the Securities Exchange Act of 1934 (the "Exchange Act"), or any successor rule ("Rule 16b-3").

         (b) Mergers. In the event of a consolidation or merger or sale of all or substantially all of the assets of the Company in which outstanding shares of Common Stock are exchanged for securities, cash or other property of any other corporation or business entity or in the event of a liquidation of the Company, the Board of Directors of the Company, or the board of directors of any corporation assuming the obligations of the company, may, in its discretion, take any one or more of the following actions, as to outstanding options: (i) provide that such options shall be assumed, or equivalent options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), (ii) upon written notice to the optionees, provide that all unexercised options will terminate immediately prior to the consummation of such transaction unless exercised by the optionee within a specified period following the date of such notice; and (iii) in the event of a merger under the terms of which holders of the Common Stock of the Company will receive upon consummation thereof a cash payment for each share surrendered in the merger (the "Merger Price"), make or provide for a cash payment to the optionees equal to the difference between (A) the Merger Price times the number of shares of Common Stock subject to such outstanding options (to the extent then exercisable at prices not in excess of the Merger Price) and (B) the aggregate exercise price of all such outstanding options in exchange for the termination of such options.

10.  Change in Control.

         Notwithstanding any other provision of the Plan, in the event of a "Change in Control of the Company" (as defined below), any restrictions on exercising outstanding options issued pursuant to the Plan prior to any given date shall terminate. For purposes of the Plan, a "Change in Control of the Company" shall occur or be deemed to have occurred only if (i) any "person", as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any corporation owned directly or indirectly by the shareholders of the Company in substantially the same proportion as their ownership of stock of the Company), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding securities; (ii) during any period of two consecutive years ending during the term of the Plan (not including any period prior to the adoption of the Plan), individuals who at the beginning of such period constitute the Board of Directors of the Company, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect any transaction described in clause (i), (iii) or (iv) of this Section 10) whose election by the Board of Directors or nomination for election by the Company's shareholders was approved by a vote of at least twothirds of the directors then still in office who were either directors at the beginning of the period or whose election or whose nomination for election was previously so approved (collectively, the "Disinterested Directors"), cease for any reason to constitute a majority of the Board of Directors; (iii) the shareholders of the Company approve a merger or consolidation of the Company with any other corporation, other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no "person" (as hereinabove defined) acquires more than 50% of the combined voting power of the Company's then outstanding securities; or (iv) the shareholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets which, in either case, has not previously been approved by a majority of the disinterested Directors.

11.  Amendment of the Plan.

         (a) The provisions of Sections 3, 5(a) and 5(b) of the Plan shall not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, or the rules thereunder. Subject to the foregoing, the Board of Directors may at any time, and from time to time, modify or amend the Plan in any respect, except that if at any time the approval of the shareholders of the Company is required as to such modification or amendment under Rule 16b-3, the Board of Directors may not effect such modification or amendment without such approval.

         (b) The termination or any modification or amendment of the Plan shall not, without the consent of an optionee, affect his or her rights under an option previously granted to him or her. With the consent of the optionees affected, the Board of Directors may amend outstanding option agreements in a manner not inconsistent with the Plan. The Board of Directors shall have the right to amend or modify the terms and provisions of the Plan and of any outstanding option to the extent necessary to ensure the qualification of the Plan under Rule 16b-3.

12.  Withholding.

         The Company shall have the right to deduct from payments of any kind otherwise due to the optionee any federal, state or local taxes of any kind required by law to be withheld with respect to any shares issued upon exercise of options under the Plan. Subject to the prior approval of the Company, which may be withheld by the Company in its sole discretion, the optionee may elect to satisfy such obligations, in whole or in part, (i) by causing the Company to withhold shares of Common Stock otherwise issuable pursuant to the exercise of an option or (ii) by delivering to the Company shares of Common Stock already owned by the optionee. The shares so delivered or withheld shall have a fair market value equal to such withholding obligation. The fair market value of the shares used to satisfy such withholding obligation shall be determined by the Company as of the date that the amount of tax to be withheld is to be determined. An optionee who has made an election pursuant to this Section 12 may only satisfy his or her withholding obligation with shares of Common Stock which are not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements. Notwithstanding the foregoing, no election to use shares for the payment of withholding taxes shall be effective unless made in compliance with any applicable requirements of Rule 16b-3.

13.  Notice.

         Any written notice to the Company required by any of the provisions of the Plan shall be addressed to the Chief Executive Officer of the Company and shall become effective when it is received.

14.  Effective Date and Duration of the Plan.

         (a) Effective Date. The Plan shall become effective when adopted by the Board of Directors, but no option granted under the Plan shall become exercisable unless and until the Plan shall have been approved by the Company's shareholders. If such shareholder approval is not obtained within twelve months after the date of the Board's adoption of the Plan, all options granted under the Plan shall terminate and no further options shall be granted under the Plan. Amendments to the Plan not requiring shareholder approval shall become effective when adopted by the Board of Directors; amendments requiring shareholder approval (as provided in section

11(a)) shall become effective when adopted by the Board of Directors, but no option issued after the date of such amendment shall become exercisable (to the extent that such amendment to the Plan was required to enable the Company to grant such option to a particular optionee) unless and until such amendment shall have been approved by the Company's shareholders. If such shareholder approval is not obtained within twelve months of the Board's adoption of such amendment, any options granted on or after the date of such amendment shall terminate to the extent that such amendment to the Plan was required to enable the Company to grant such option to a particular optionee. Subject to this limitation, options may be granted under the Plan at any time after the effective date and before the date fixed for termination of the Plan.

         (b) Termination. Unless earlier terminated pursuant to Section 9, the Plan shall terminate upon the earlier of (i) the day following the date of the Company's annual shareholders' meeting in 2001, or (ii) the date on which all shares available for issuance under the Plan shall have been issued pursuant to the exercise of options granted under the Plan. If the date of termination is determined under (i) above, then options outstanding on such date shall continue to have force and effect in accordance with the provisions of the instruments evidencing such options.

15.  General Restrictions.

         (a) Investment Representations. The Company may require any person to whom an option is granted, as a condition of exercising such option, to give written assurances in substance and form satisfactory to the Company to the effect that such person is acquiring the Common Stock subject to the option for his or her own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Company deems necessary or appropriate in order to comply with federal and applicable state securities laws.

         (b) Compliance With Securities Laws. Each option shall be subject to the requirement that if, at any time, counsel to the Company shall determine that the listing, registration or qualification of the shares subject to such option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, or that the disclosure of non-public information or the satisfaction of any other condition is necessary as a condition of, or in connection with, the issuance or purchase of shares thereunder, such option may not be exercised, in whole or in part, unless such listing, registration, qualification, consent or approval, or satisfaction of such condition shall have been effected or obtained on conditions acceptable to the Board of Directors. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualification, or to satisfy such condition.

16.  Governing Law.

         The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of Maryland.

                           As amended by the Board of Directors on April 4, 1996

                              ANTEX BIOLOGICS INC.
              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

  The undersigned hereby appoints V. M. Esposito, Gregory C. Zakarian, or either of them, with full power of substitution, my proxy to attend and vote in my behalf at the Annual Meeting of Stockholders of Antex Biologics Inc. (the "Company") to be held on April 18, 1997, and at any adjournment or adjournments thereof, all shares of Common Stock of the Company held or owned by the undersigned as directed on the reverse side upon those matters, and in their discretion, upon such other matters as may come before the meeting.

                         (TO BE SIGNED ON REVERSE SIDE)

X        Please mark votes
         as in this example


1. Election of Director             FOR        WITHHELD                                       FOR    AGAINST     ABSTAIN
     Nominee:  Donald G. Stark                              2. Amendment to Certificate of Incorporation

                                                            3. Amendments to Amended and Restated
                                                               Stock Option Plan

                                                            4. Amendments to 1992 Directors' Stock
                                                               Option Plan

                                                            5. Ratification of Coopers & Lybrand L.L.P.
                                                               as Independent Auditors.

                                                            THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED
                                                            HEREIN BY THE UNDERSIGNED STOCKHOLDER.  IF NO DIRECTION IS GIVEN, A
                                                            SIGNED PROXY WILL BE VOTED "FOR" PROPOSALS 1 THROUGH 5.



SIGNATURE(S)                                                                                    DATE:                   , 1997
             --------------------------------       ------------------------------------------       -------------------
                                                               SIGNATURES IF HELD JOINTLY


NOTE:  PLEASE SIGN EXACTLY AS NAME APPEARS HEREON.  JOINT OWNERS SHOULD EACH
        SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE TITLE AS SUCH.